Exhibit 99.1

XCF Global and Focus Impact BH3 Acquisition Company Announce Closing of Business Combination

•	XCF Global set to begin trading on Nasdaq under the ticker symbol “SAFX”

•	First publicly traded pure-play SAF producer in the United States

•	XCF Global’s New Rise Reno facility is operational and revenue-generating, positioning XCF as a leading North American SAF producer poised for growth

Reno, NV, and New York, NY, June 6, 2025 – XCF Global Capital, Inc. (“XCF Global”), a key player in decarbonizing the aviation industry through Synthetic Aviation Fuel (“SAF”), today announced the successful completion of its business combination (the “Business Combination”) with Focus Impact BH3 Acquisition Company (OTC PINK: BHAC) (“Focus Impact BH3”), a special purpose acquisition company.

The combined company will operate under the name XCF Global, Inc. and its Class A common stock is expected to commence trading on the Nasdaq Capital Market (“Nasdaq”) under the ticker symbol “SAFX” on June 9, 2025.

“The completion of this transaction marks a transformational step for XCF Global and the decarbonization of the aviation industry,” said Mihir Dange, Chief Executive Officer of XCF Global. “With commercial production underway, first deliveries completed, and a proven business model in place, we are entering the public markets with momentum and a clear path to growth. XCF Global is positioned as a market leader at the intersection of aviation and decarbonization – standing at the forefront of a high-growth opportunity in synthetic aviation fuel. We offer the public capital markets access to one of the fastest-growing sectors in the global energy transition, and we are proud to be leading the shift toward a lower-carbon future for aviation.”

“We are thrilled to have completed the Business Combination with XCF Global and bring this transformative SAF platform to the public markets,” said Carl Stanton, CEO of Focus Impact BH3. “With strong macro tailwinds, a repeatable site development model, and a world-class management team, XCF Global is uniquely positioned to scale SAF production and drive meaningful impact in the energy transition while creating long-term value for shareholders.”

Highlights
•	XCF Global’s New Rise Reno facility began commercial production of neat SAF in February 2025, with a nameplate production capacity of 38 million gallons of neat SAF per year
•	First customer deliveries of neat SAF completed in March 2025, marking a major operational milestone
•	Advancing a pipeline of production sites in Nevada, North Carolina, and Florida to expand SAF capacity and support long-term growth

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, acted as exclusive financial advisor and joint capital markets advisor to XCF. Height Capital Markets served as joint capital markets advisor to XCF Global. BTIG, LLC acted as capital markets advisor to Focus Impact BH3. Stradley Ronon Stevens & Young, LLP and Kirkland & Ellis LLP served as legal counsel to XCF and Focus Impact BH3, respectively. Alliance Advisors Investor Relations served as investor relations and public relations advisor for the transaction.

About Focus Impact BH3 Acquisition Co.

Focus Impact BH3 Acquisition Co. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Focus Impact BH3 is sponsored by Focus Impact Partners, LLC, a private investment firm dedicated to bringing capital and expertise to socially forward companies and helping those companies realize their growth and development objectives. To learn more, visit https://focus-impact.com/.

About XCF Global Capital, Inc.

XCF Global Capital, Inc. is a pioneering sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. XCF is developing and operating state-of-the-art clean fuel SAF production facilities engineered to the highest levels of compliance, reliability, and quality. XCF is actively building partnerships across the energy and transportation sectors to accelerate the adoption of SAF on a global scale. To learn more, visit www.xcf.global.

Forward Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, Focus Impact BH3’s and XCF’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Focus Impact BH3 and its management, and XCF and its management, as the case may be, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF’s offtake arrangements; (3) the outcome of any legal proceedings that may be instituted against Focus Impact BH3, XCF, Focus Impact BH3 NewCo, Inc. (“NewCo”) or others; (4) the ability to meet Nasdaq’s continued listing standards; (5) the ability of XCF to integrate the operations of New Rise Renewables, LLC (“New Rise”) and implement its business plan on its anticipated timeline; (6) the ability of New Rise to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (7) XCF’s ability to resolve current disputes between New Rise and its landlord with respect to the ground lease for the New Rise Reno facility; (8) XCF’s ability to resolve current disputes between New Rise and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (9)the risk of disruption to the current plans and operations of XCF as a result of the consummation of the Business Combination; (10) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (11) costs related to the Business Combination; (12) changes in applicable laws or regulations; (13) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (14) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (15) the availability of tax credits and other federal, state or local government support; (16) risks relating to XCF’s and New Rise’s key intellectual property rights; and (17) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the final prospectus relating to the initial public offering of Focus Impact BH3, dated October 4, 2021, and other filings with the Securities and Exchange Commission (“SEC”) from time to time, including the registration statement on Form S-4, as amended, initially filed with the SEC by NewCo on July 31, 2024. If any of the risks actually occur, either alone or in combination with other events or circumstances, or Focus Impact BH3’s or XCF’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Focus Impact BH3 or XCF does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Focus Impact BH3’s or XCF’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing Focus Impact BH3’s or XCF’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While Focus Impact BH3 or XCF may elect to update these forward-looking statements at some point in the future, Focus Impact BH3 and XCF specifically disclaim any obligation to do so.

Contacts

XCF Global Capital, Inc.:
Chris Santa Cruz
invest@xcf.global

For Media:
Fatema Bhabrawala
fbhabrawala@allianceadvisors.com